UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2024

NERDWALLET, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40994	45-4180440
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Hawthorne Street, 10th Floor, San Francisco, California 94105
(Address of principal executive offices) (Zip code)

(415) 549-8913
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value	NRDS	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act). ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 14, 2024, NerdWallet, Inc. (the Company) held its 2024 Annual Meeting of Stockholders (the Annual Meeting) virtually via live webcast. At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A (the Proxy Statement) for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 2, 2024. Holders of Class A common stock were entitled to one vote for each share held as of the close of business on March 15, 2024 (the Record Date), and holders of Class B common stock were entitled to ten votes for each share held as of the Record Date.
The voting results for each of the proposals are set forth below.
1.Proposal No. 1 – Election of Directors.

Director Nominee	For	Withheld	Broker Non-Votes
Tim Chen	334,337,266	4,172,145	4,111,825
Jennifer E. Ceran	329,771,173	8,738,238	4,111,825
Lynne M. Laube	329,834,200	8,675,211	4,111,825
Kenneth T. McBride	332,945,128	5,564,283	4,111,825
Maurice Taylor	332,946,653	5,562,758	4,111,825
Each of the five nominees for director was elected to the Company’s Board of Directors, each to serve until the annual meeting in 2025 and until a successor has been duly elected and qualified, or until such director’s earlier resignation, retirement or other termination of service.
2.Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm for 2024.

For	Against	Abstentions	Broker Non-Votes
342,531,328	75,646	14,262	—
The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024.
3.Proposal No. 3 – Approval of an Amendment to the NerdWallet, Inc. Amended and Restated Certificate of Incorporation.

For	Against	Abstentions	Broker Non-Votes
327,313,893	11,199,941	4,956	4,102,446
The stockholders approved an amendment to the NerdWallet, Inc. Amended and Restated Certificate of Incorporation to reflect updated Delaware law provisions permitting officer exculpation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NERDWALLET, INC.

Date:	May 15, 2024	By:	/s/ Ekumene M. Lysonge
Ekumene M. Lysonge
Chief Legal Officer & Corporate Secretary